AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON October 14, 2010

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 111	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 116	☒

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485; or
☐ on _______________, pursuant to paragraph (b) of Rule 485; or
☐60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐ on ______________  pursuant to paragraph (a)(1) of Rule 485; or
☒75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐ on _________ pursuant to paragraph (a)(2) of Rule 485; or
☐ on  __________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The information in this Prospectus is not complete and may be changed.  These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective.  The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Center Coast MLP Focus Fund

Class A Shares (NASDAQ symbol)
Class C Shares (NASDAQ symbol)
Institutional Class Shares (NASDAQ symbol)

PROSPECTUS
_________________, 2010

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Center Coast MLP Focus Fund
A series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	3
MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	9
MANAGEMENT OF THE FUND	15
PURCHASE OF SHARES	18
OTHER INFORMATION	31
FINANCIAL HIGHLIGHTS	34
FOR MORE INFORMATION	36

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

SUMMARY SECTION

Investment Objective
The Center Coast MLP Focus Fund (the “Fund”) seeks to provide investors with current income and long-term capital appreciation by investing in midstream energy and other master limited partnerships (“MLPs”) and other MLP-related investments.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in A Shares of the Fund.  More information about these fees and other discounts is available from your financial professional and in the section titled “Reduced Sales Charges – A Shares” on page xx of the Prospectus.
Shareholder Fees (fees paid directly from your investment)	A Shares	C Shares	Institutional Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase or redemption proceeds)	1.00%(2)	1.00%(3)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed, if applicable)	1.00%	1.00%	1.00%
Wire fee or overnight check delivery fee	$15	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution and/or service (12b-1) fees	1.00% 0.25%	1.00% 1.00%	1.00% None
Other expenses (4)	xxxx%	xxxx%	xxxx%
Total annual fund operating expenses	xxxx%	xxxx%	xxxx%
Fee waiver and/or expense reimbursements (5)	(xxxx%)	(xxxx%)	(xxxx%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements (5)	xxxx%	xxxx%	xxxx%

[1]	No initial sales charge is applied to purchases of $1 million or more.
[2]	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.
[4]	“Other expenses” have been estimated for the current fiscal year.
[5]
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) do not exceed xxx%, xxx% and xxx% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  This agreement is in effect until ____________, 2012, and may be terminated by the Trust’s Board of Trustees at any time.  The Fund’s advisor is permitted to seek reimbursement from the Fund of previously waived fees or expenses reimbursed to the Fund for three years from the date such fees were waived or expenses were reimbursed, provided that such reimbursement to the advisor does not cause the Fund to exceed its current expense limit or the expense limit in place at the time of such waiver or reimbursement of Fund expenses.

Example
This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that all dividend and capital gains are reinvested, and that the Fund’s operating expenses (assuming fee waivers in each period) remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
A Shares	$xxx	$xxx
C Shares	$xxx	$xxx
Institutional Shares	$xxx	$xxx

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years
A Shares	$xxx	$xxx
C Shares	$xxx	$xxx
Institutional Shares	$xxx	$xxx

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes at the Fund level.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly created and, as a result, does not have a portfolio turnover rate.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets in MLP common units and equity securities of MLP affiliates, including I-shares (collectively “MLP Positions”). While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 15 to 20 high quality MLP Positions which the Fund’s sub-advisor believes will have strong risk adjusted returns and stable and growing cash distributions. The Fund will concentrate (i.e., invest more than 25% of its net assets) in securities of companies in the energy sector, and the Fund intends to make the majority of its investments in  “midstream” MLPs.  Midstream MLPs are generally engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

The Fund's sub-advisor, Center Coast Capital Advisors, LP ("Center Coast" or the "Sub-Advisor"), seeks to apply the background of its portfolio management team, which includes experience serving in senior executive positions and in other management roles for energy-sector MLPs, to identify a portfolio of high quality MLPs. In managing the Fund’s assets the Sub-Advisor uses a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer.

•
The Sub-Advisor first establishes a universe of high quality MLPs (i.e., MLPs with strong risk adjusted returns and stable and growing cash distributions) utilizing a proprietary multifactor model, and then strategically weights those companies using financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target.

•
Next the Sub-Advisor evaluates asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the MLPs’ management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and ability to execute those plans.  The Sub-Advisor also includes in the diligence process an assessment of the trading dynamics of the securities issued by the MLP, including liquidity, identity and concentration of large holders, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•	The Sub-Advisor then ranks, weights and invests in MLPs based on the Sub-Advisor’s assessment of the durability of their cash flows, relative market valuation and growth potential.

The Sub-Advisor will sell an investment if it determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk or other investments with more attractive valuations and return characteristics are identified.

The Fund will not be managed to meet the pass-through requirements of Sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), which would restrict the Fund’s ability to fully invest in MLPs.  Therefore, unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a corporation for U.S. federal income tax purposes, which means that the Fund generally will be subject to U.S. federal income tax on its taxable income.

Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  MLPs are generally organized under state law as limited partnerships or limited liability companies. To qualify as a master limited partnership, a publicly traded entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  Due to their partnership treatment, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their allocable shares of the MLPs’ income and gains.

MLPs typically have two classes of interests — general partner interests and limited partner interests. The general partner typically controls the operations and management of an MLP through an equity interest in the MLP (typically up to 2% of total equity). Limited partners own the remainder of the MLP, have a limited role in the MLP’s operations and management, and are entitled to receive cash distributions with respect to their units. The general partner of the MLP is typically owned by an energy company, an investment fund, or the management of the MLP, or is an entity owned by one or more of such parties. The general partner interest may be held by either a private or publicly traded corporation or other entity. In many cases, the general partner is eligible to receive incentive distributions from the MLP.

MLP I-Shares
MLP I-shares (“I-Shares”) represent ownership interests issued by MLP affiliates.  The returns of these equity securities have historically correlated very highly with the returns of MLP equities. The affiliate issuing the I-Shares uses the proceeds from the sale of the I-Shares to purchase limited partnership interests in an MLP in the form of I-units, which have similar features as MLP common units in terms of voting rights, liquidation preferences and distributions, except that distributions by an MLP to an I-unit holder are made in the form of additional I-units, generally equal in value to the cash distributed to a common unit holder of the MLP.  Distributions to an I-Share holder are made in the form of additional I-Shares, generally equal in value to the value of I-units distributed to the I-Share issuer.

Temporary Defensive Positioning
In the event that market conditions or other financial or business conditions occur which in the judgment of the Sub-Advisor could result in the longer term impairment of the Fund’s assets, the Sub-Advisor may, but is not required to, implement strategies to place the portfolio in defensive posture for a period of time (a “temporary defensive period”) until in the Sub-Advisor’s assessment such condition has abated.  In such event, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments.  In addition, during temporary defensive periods, the Fund may, but is not required to, use various strategic transactions in order to hedge the portfolio and mitigate risks with respect to individual MLPs, sub-classes of MLP investments or the portfolio taken as a whole. These strategies are limited to a maximum of 30% of the Fund’s net asset value and may be executed through the use of derivative contracts including the purchase and sale of exchange-listed and over-the-counter put and call options on securities and equity and fixed-income indices, and other instruments including exchange-traded funds and exchange-traded notes.  The Fund may also engage in short sales and total return swaps with certain counterparties that offer returns based upon the underlying performance of a single security or a basket of securities.  The Fund may also enter into other derivative transactions including new techniques, instruments or strategies that are permitted as regulatory changes occur.

The Fund may not achieve its investment objective or be able to sustain its then historical distribution levels during a temporary defensive period. In addition, higher levels of portfolio turnover may accompany such periods and  may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Principal Risks of Investing
Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

General Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Management Risk. The Fund has an actively managed portfolio.  The Sub-Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s products or services.

Risks of Investing in MLP Units.  An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation.  As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.  Additional risks inherent to investments in MLP units include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk.

Equity Securities Risk.  MLP units and other equity securities held by the Fund can be affected by general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.

Liquidity Risk.  MLP common units and equity securities of MLP affiliates, including I-Shares, often trade on national securities exchanges.  However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently.  The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes.  As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.  This may also adversely affect the Fund's ability to remit dividend payments to shareholders.  The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Energy Sector Concentration Risks.  A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy sector of the economy.  As a result, the Fund will be susceptible to adverse economic or regulatory occurrences affecting the energy sector.  Risks associated with investments in MLPs and other companies operating in the energy sector include but are not limited to the following:

•
Commodity Risk.  MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities.  Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.

•	Supply and Demand Risk. MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities.

•	Regulatory Risk. MLPs and other companies operating in the energy sector are subject to significant regulation of their operations by federal, state and local governmental agencies.

•	Acquisition Risk. MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.

•
Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner.

•	Extreme Weather Risk. Weather plays a role in the seasonality of some MLPs’ cash flows, and extreme weather conditions could adversely affect performance and cash flows of those MLPs.

•
Catastrophic Event Risk.  MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  Any occurrence of a catastrophic event, such as a terrorist attack, could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector.

Tax Risks.  Tax risks associated with investments in the Fund include but are not limited to the following:

•
General MLP Tax Risk.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions, expenses and credits.  Partnership distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its partnership interest.  A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced.

•
Fund Tax Risks. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP’s tax deductions is generally treated as a tax-deferred return of the Fund’s capital.  Any such return of capital will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities.  The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.  In addition, the Fund will incur a current income tax liability on the portion of its share of the income and gain from its MLP investments that is not offset by its share of the MLPs’ tax deductions.  The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time.  If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased.  This generally would result in lower after-tax distributions to shareholders.

Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a corporation for U.S. federal income tax purposes, which means that the Fund generally will be subject to U.S. federal income tax on its taxable income. The Sub-Advisor may not be able to identify investments that generate sufficient appreciation and income for the Fund to meet its investment objective, after payment by the Fund of federal income taxes.

•
Deferred Tax/Financial Reporting Risk.  For financial reporting (but not tax reporting) purposes the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its NAV. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.  These accruals will reduce the Fund’s NAV.

Derivative Risks.  The Fund may enter into certain derivatives contracts during temporary defensive periods to hedge the portfolio and mitigate risk.  If the Sub-Advisor’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Non-Diversification Risk: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Performance
Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisors
Liberty Street Advisors, Inc. is the Fund’s investment advisor.

Center Coast Capital Advisors, LP is the Fund’s sub-advisor.

Portfolio Managers
Dan C. Tutcher, Robert T. Chisholm, Steven W. Sansom and Darrell L. Horn have served as the portfolio managers of the Fund since its inception in ____________, 2010.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
A Shares and C Shares
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a corporation for U.S. federal income tax purposes.  Thus, the Fund itself will be subject to tax on its taxable income.  Distributions by the Fund will be taxable to U.S. shareholders as dividends for U.S. federal income tax purposes to the extent of the Fund’s current and accumulated earnings and profits.  Distributions exceeding such amount will be treated first as a tax-free return of capital to the extent of the U.S. shareholder’s tax basis in the shares of the Fund, and thereafter will be taxable to U.S. shareholders as capital gain.  If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account you may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Investment Objective
The Center Coast MLP Focus Fund seeks to provide investors with current income and long-term capital appreciation by investing in midstream energy and other MLPs and other MLP-related investments.  The investment objective is non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval, upon at least 60 days’ notice to shareholders.

The Fund is structured as a low-minimum-investment vehicle with daily net asset value per share (“NAV”) pricing and liquidity and the added benefits of the issuance of 1099 tax forms, eliminating the federal and state K-1 reporting obligations which normally accompany direct investments in MLPs. Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. shareholders, provided that the tax-exempt U.S. shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares.

Principal Investment Strategies
The Fund's sub-advisor is Center Coast Capital Advisors, LP, a registered investment advisor headquartered in Houston, Texas focused on energy-related MLPs. The background of Center Coast’s portfolio management team includes experience serving in senior executive positions and in other management roles for energy-sector MLPs.  Center Coast’s investment approach seeks to combine its energy sector operational expertise with financial market expertise to evaluate all relevant inputs needed to make sound investment decisions in MLPs. Center Coast manages MLP assets with a disciplined investment process focused on due diligence from the perspective of an MLP owner, operator and acquirer to create a portfolio of high quality MLPs with durable cash flows in order to seek to generate a high level of risk-adjusted return.

Under normal circumstances, the Fund will invest at least 80% of its net assets in MLP Positions. While the number of its holdings may vary based upon market conditions and other factors, the Fund intends to invest in a focused portfolio of approximately 15 to 20 high quality MLP Positions which the Sub-Advisor believes will have strong risk adjusted returns and stable and growing cash distributions.

The Fund seeks to establish positions in high quality MLPs determined based on the Sub-Advisor’s assessment of the MLPs’ durability of cash flows, relative market valuation and growth potential.

•
The Sub-Advisor’s security selection begins with a two step process.  First, the Sub-Advisor utilizes a proprietary multifactor model as a filter to establish a “universe” of high quality MLPs.  Second, the Sub-Advisor strategically weights these companies using a rigorous quantitative and qualitative fundamental analysis that considers components as granular as individual MLP assets and history of the management teams.  The Sub-Advisor expects that its MLP operator’s perspective, familiarity with many MLP management teams and rigorous financial analysis provides unique insights into the durability of cash flows and quality of assets of each MLP in which the Fund invests.

•
Next, the Sub-Advisor seeks to draw upon its experience to conduct thorough due diligence from an owner-operator perspective. The Sub-Advisor’s due diligence process includes financial and valuation analysis centered on quantitative factors including cash flow, yield and relative valuation to establish a valuation target. The Sub-Advisor then evaluates each MLP’s asset quality, considering factors such as contract structure, operating risk, competitive environment and growth potential. The Sub-Advisor also assesses management quality, drawing on its previous experience with many of the management teams to evaluate their financial discipline, level of general partner support, operational expertise, strength of their business plans and their ability to execute those plans.  The Sub-Advisor’s diligence process also includes an assessment of trading dynamics, including liquidity, identity and concentration of large holders, equity overhang (i.e., the difference between funds raised and funds invested) and float (i.e., the number of a company’s shares issued and available to be traded by the general public).

•
Upon completion of the due diligence process, the Sub-Advisor selects investments for inclusion in the Fund’s portfolio based on what the Sub-Advisor believes to be attractive valuations, durable cash flows and transparent and realizable growth opportunities.

The Sub-Advisor will sell the Fund’s investments if the Sub-Advisor determines that the characteristics that resulted in the original purchase decision have changed materially, the investment is no longer earning a return commensurate with its risk or other investments with more attractive valuations and return characteristics are identified.

Additional Information About Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the Code, the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  To qualify as a master limited partnership a publicly traded entity must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code.  Due to their partnership structure, MLPs generally do not pay income taxes.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common units also accrue arrearages in distributions to the extent the MQD is not paid. Once common units have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. Whenever a distribution is paid to either common unitholders or subordinated unitholders, the general partner is paid a proportional distribution. The holders of incentive distribution rights (“IDRs”) (usually the general partner) are generally eligible to receive incentive distributions if the general partner operates the business of the MLP in a manner which results in distributions paid per unit surpassing specified target levels. As cash distributions to the limited partners increase, the IDRs generally receive an increasingly higher percentage of the incremental cash distributions.

Temporary Defensive Positioning
In the event that market conditions or other financial or business conditions occur which in the judgment of the Sub-Advisor could result in the longer term impairment of the Fund’s assets, the Sub-Advisor may, but is not required to, implement strategies to place the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Sub-Advisor’s assessment, such condition has abated.  In such event, the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation.

In addition, during temporary defensive periods, the Fund may, but is not required to, use various strategic transactions in order to hedge the portfolio and mitigate risks with respect to individual MLPs, sub-classes of MLP investments or as to the portfolio taken as a whole. These strategies are limited to a maximum of 30% of the Fund’s net asset value and may be executed through the use of derivative contracts including the purchase and sale of exchange-listed and over-the-counter put and call options on securities and equity and fixed-income indices, and other instruments including exchange-traded funds and exchange-traded notes.  The Fund may also engage in short sales and total return swaps with certain counterparties that offer returns based upon the underlying performance of a single security or a basket of securities.  The Fund may also enter into other derivative transactions including new techniques, instruments or strategies that are permitted as regulatory changes occur.

The Fund may not achieve its investment objective during a temporary defensive period or be able to sustain its then historical distribution levels. Also higher levels of  portfolio turnover may accompany such periods and  may result in the Fund’s recognition of gains that will be taxable as ordinary income and may increase the Fund’s current and accumulated earnings and profits, which will result in a greater portion of distributions to Fund shareholders being treated as dividends.

Principal Risks of Investing
Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Investment & Market Risks

General Market Risk.  An investment in the Fund is affected by general market, economic and political conditions.  The NAV and investment return of the Fund will fluctuate based upon changes in the value of its portfolio securities.  There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program.  You could lose money on your investment in the Fund or the Fund could underperform other investments.

Management Risk. The Fund has an actively managed portfolio.  The Sub-Advisor will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Advisor has not previously served as an investment advisor to a mutual fund.

General Risks of Investing in MLP Units.  An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation.  As compared to common shareholders of a corporation, holders of MLP units generally have more limited control and limited rights to vote on matters affecting the partnership.  Additional risks include cash flow risk, tax risk, risk associated with a potential conflict of interest between unit holders and the MLP's general partner, and capital markets risk.

MLPs generally are organized by the owners of an existing business who determine that use of an MLP structure will allow the operations of the business to be conducted in a tax-efficient manner. As these owners may retain other businesses that are not transferred to the MLP, conflicts of interest may arise between the MLP and the other businesses retained by its sponsor. Business opportunities that arise that are desirable for both the MLP and the retained businesses, for example, may cause significant conflicts of interest. It is impossible to predict whether these conflicts will be resolved to the detriment of the limited partners of the MLP.

In addition, the use of capital to seek to increase incentive distribution payments to the general partner may conflict with the interests of limited partners. Generally, incentive distribution payments involve the general partner receiving an increasing progressive share of MLP distributions. Although limited partners will receive an increased total distribution if the general partner achieves its incentive benchmarks, the percentage of the increased distribution received by the limited partners generally decreases at each benchmark level. As a result, any increased risk associated with the management of the MLP for the purpose of increasing distributions may not correspond with the incremental benefit received by the limited partners.

Affiliated Party Risk.  Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues.  Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk.  A substantial percentage of the Fund’s assets will be invested in equity securities, including MLP common units, equity securities of MLP affiliates, including I-shares, and common stocks of other issuers.  Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds.  The price of an equity security of an issuer may be sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund.  In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

Small Capitalization Risk.  The Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices.  These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.  The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.  Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies.  In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies.  This means that the Fund could have greater difficulty selling such securities at the time and price than the Fund would like.

Liquidity Risk.  MLP common units and shares of other issuers in which the Fund may invest often trade on national securities exchanges, including the NYSE, the NYSE AMEX Equities and the NASDAQ.  However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently.  The market movements of such securities with limited trading volumes may be more abrupt or erratic than those with higher trading volumes.  As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.  The Fund may not purchase or hold securities that are illiquid or are otherwise not readily marketable if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

Cash Flow Risk.  The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in MLPs.  The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations.  Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations.  In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Derivatives Risks.  The Fund may, but is not required to, utilize certain derivatives contracts during temporary defensive periods to hedge the portfolio and mitigate risk.  If the Sub-Advisor’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Energy Sector Risks.  A substantial portion of the MLPs in which the Fund invests are engaged primarily in the energy sector of the economy.  As a result, the Fund will be susceptible to adverse economic or regulatory occurrences affecting the energy sector.  A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that is broadly diversified across many sectors of the economy.  At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or the broader market as a whole.  There are several risks associated with investments in MLPs and other companies operating in the energy sector, including the following:

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Commodity Price Risk.  MLPs and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term.  Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact MLP companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities.  Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (“OPEC”); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.  The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.  High commodity prices may drive further energy conservation efforts and a slowing economy may adversely impact energy consumption which may adversely affect the performance of MLPs and other companies operating in the energy sector.

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Supply and Demand Risk.  MLPs and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities.  MLPs and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities.  The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources.  Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

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Depletion Risk.  MLPs and other energy companies engaged in the exploration, development, management, gathering or production of energy commodities face the risk that commodity reserves are depleted over time.  Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies.  If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer.  Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

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Regulatory Risk.  MLPs and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies.  Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change.  These measures and future measures could result in increased costs to certain companies in which the Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Fund may invest.

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Acquisition Risk.  MLPs owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders.  The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers.  To the extent that MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited.

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Interest Rate Risk.  Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner.  As a result, rising interest rates could negatively affect the financial performance of MLPs and other companies operating in the energy sector in which the Fund invests.  Rising interest rates may also impact the price of the securities of MLPs and other companies operating in the energy sector as the yields on alternative investments increase.

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Weather Risks.  Weather plays a role in the seasonality of some MLPs’ cash flows.  MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings.  In an unusually warm winter season, propane MLPs experience decreased demand for their product.  Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as hurricanes, can adversely affect performance and cash flows of the MLPs.

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Catastrophic Event Risk.  MLPs and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons.  These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts.  Since the September 11 terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks.  These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life.  Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLPs and other companies operating in the energy sector.  MLPs and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial conditions and ability to pay distributions to shareholders.

Tax Risks.  As a result of the unique characteristics of MLP investments, the Fund will be subject to various tax related risks, certain of which are described below.  Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests.

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General MLP Tax Risk.  The Fund’s ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLPs.  Much of the benefit the Fund may derive from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes.  Partnerships do not pay U.S. federal income tax at the partnership level.  Rather, each partner of a partnership, in computing its U.S. federal income tax liability, must include its allocable share of the partnership’s income, gains, losses, deductions, expenses and credits.  Partnership distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its partnership interest. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income.  The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and could cause any such distributions received by the Fund to be taxed as dividend income.  Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs could be materially reduced, which could cause a substantial decline in the value of the Fund’s shares.

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Fund Tax Risk. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  Historically, MLPs have been able to offset a significant portion of their taxable income with tax deductions.  MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its MLP interest.  The portion, if any, of a distribution received by the Fund from an MLP that does not exceed the Fund’s basis in its interest in the MLP will decrease the Fund’s adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities.  The Fund will not benefit from favorable federal income tax rates on long-term capital gains because it will be treated as a corporation for federal income tax purposes.  In addition, the Fund will incur a current income tax liability on the portion of its share of the income and gain from its MLP investments that is not offset by its share of the MLPs’ tax deductions.  The percentage of an MLP’s income that is offset by the MLP’s tax deductions will fluctuate over time.  For example, new acquisitions by MLPs tend to generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund’s current tax liability.  If the percentage of the income allocated to the Fund that is offset by tax deductions declines, or the Fund’s portfolio turnover increases, the Fund could incur increased tax liabilities and the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased.  This generally would result in lower after-tax distributions to shareholders.

Unlike open-end mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a corporation for U.S. federal income tax purposes, which means that the Fund generally will be subject to U.S. federal income tax on its taxable income. The Sub-Advisor may not be able to identify investments that generate sufficient appreciation and income for the Fund to meet its investment objective, after payment by the Fund of federal income taxes.

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Deferred Tax/Financial Reporting Risk.  For financial reporting (but not tax reporting) purposes the Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-advantaged return of capital, as well as for its future tax liability associated with the capital appreciation of its investments. Upon the Fund’s sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its NAV. From time to time, the Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.  These accruals will reduce the Fund’s NAV.

Portfolio Holding Information
A description of the Fund’s policies and procedure with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI dated _______________, 2010.  Currently, disclosure of the Fund’s total holdings is required to be made within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.

MANAGEMENT OF THE FUND

The Fund is a series of Investment Managers Series Trust (the “Trust”), an open-end management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Trust’s Board of Trustees (the “Board”). The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund and the Trust. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s SAI.

The Advisor and Sub-Advisor

The Fund’s investment advisor is Liberty Street Advisors, Inc., 125 Maiden Lane, 6th Floor, New York, NY 10038, an investment advisor registered with the SEC. As the Fund’s investment advisor, Liberty Street provides investment advisory services to the Fund, including: (i) designing the Fund’s initial investment policies and developing evolutionary changes to such policies as appropriate for presentation to the Board; (ii) monitoring and supervising the activities of the Sub-Advisor; and (iii) providing general non-investment related management of the Fund’s operations and related administrative services. As of September 30, 2010, the Advisor manages approximately $110 million in assets.

For providing services to the Fund, the Advisor receives an annual advisory fee equal to 1.00% of average daily net assets of the Fund. By way of agreement, the Advisor pays a portion of this fee to Center Coast. The Fund’s SAI provides additional information about the fees paid to the Advisor and Center Coast.

The Fund’s sub-advisor, Center Coast Capital Advisors, LP, 1100 Louisiana Street, Suite 4550, Houston, TX 77002 is registered as an investment advisor with the SEC.  Center Coast is responsible for the day-to-day management of the Fund’s portfolio, selection of the Fund’s portfolio investments and supervision of its portfolio transactions subject to the general oversight of the Board and the Advisor.  Center Coast provides investment advisory services for investment companies, institutional clients and high net worth individuals. As of September 30, 2010, Center Coast had approximately $100 million in assets under management.

The Sub-Advisor was selected by the Advisor to manage the Fund based on a number of factors.  Some of those factors are as follows:

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Extensive experience owning, operating and investing in MLPs.  Center Coast’s research and investment process are led by a former MLP CEO and a former MLP M&A specialist.  These individuals have  a combined 35 years of experience in acquiring, owning and operating midstream energy assets, which gives Center Coast the ability to evaluate investments from an owner/operator perspective as well as from a financial perspective.  In addition, after managing three MLPs they have become experienced in understanding and evaluating the impact of securities and regulatory matters affecting MLPs. The Advisor believes this owner/operator perspective enables Center Coast to better evaluate the quality of MLP assets, management teams of various MLPs, and the associated risks, resulting in better investment decisions.

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Financial and Management Expertise.  Center Coast’s risk management team is led by investment management professionals that have a combined 40 years of investment experience and have over ten years of direct experience investing in, and managing separate accounts invested in, MLPs.  The Advisor believes these individuals have deep knowledge of complex quantitative investment processes and hedging strategies.

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Location in Houston.  Because Center Coast is located in Houston, the Advisor believes Center Coast has a significant information advantage over advisors not located in the same area.  21 of the 49 MLPs currently included in the Alerian MLP Index are headquartered within ten miles of Center Coast’s office, and 11 of those MLPs are located either in or within a few blocks of Center Coast’s building. The Advisor believes this proximity enables Center Coast to piece together information sources in order to gather information about emerging trends, valuations and perform other due diligence and monitoring activities.

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Diversity of inputs.  For the reasons set forth above, the Advisor believes Center Coast is uniquely positioned to identify and analyze MLP investment opportunities, as well as their sustainability.  The Advisor also believes the breadth and diversity of the backgrounds of Center Coast’s management provides for a robust due diligence process and the greater likelihood of better investment decisions.

A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and the Advisor and the sub-advisory agreement between the Advisor and Center Coast will be available in the Fund’s semi-annual/annual report for the period ended ________, 2011.

Portfolio Managers

The Portfolio Management Team is led by Dan C. Tutcher and includes Robert T. Chisholm, Steven W. Sansom and Darrell L. Horn.

Dan C. Tutcher is a founder and has been a Principal of Center Coast Capital Advisors, L.P. since its inception in 2007 and also serves on its Investment Committee.  Mr. Tutcher has 35 years of industry experience owning, operating and acquiring MLPs.  Prior to founding Center Coast, Mr. Tutcher was President of Enbridge Energy Company, Inc. and President and Director of Enbridge Energy Partners, L.P. (NYSE:EEP), one of the ten largest MLPs in terms of market capitalization as of September 30, 2010, from 2001 to 2006.  Before his experience at Enbridge, Mr. Tutcher founded and served as Chairman of the Board, President and Chief Executive Officer of MidCoast Energy Resources (AMEX:MRS), from its formation in 1992 until 2001, when Enbridge acquired MidCoast.  In addition, Mr. Tutcher has been involved in the design, construction and operation of petroleum pipelines and all types of petroleum equipment and storage, as well as oil and gas exploration and production for over 40 years.  Mr. Tutcher holds a B.B.A from Washburn University.

Robert T. Chisholm has 11 years of midstream energy industry experience and has served as Senior Portfolio Manager of Center Coast Capital Advisors, L.P. since joining the firm during its inception in 2007.  Mr. Chisholm also serves on the Investment Committee.  Previously, Mr. Chisholm was in Morgan Keegan’s Energy Investment Banking Division (from 2006 to 2007) and a Senior Project Advisor at Enbridge Energy Partners, LP (from 2002 to 2006), where he advised on over $8 billion of MLP mergers and acquisitions.  Mr. Chisholm began his career in the energy industry at Koch Industries, Inc. where he served in various roles in their Capital Market, Hydrocarbon and Midstream groups.  Mr. Chisholm holds an M.B.A from the McCombs School of Business at the University of Texas and a B.B.A in Finance from Texas Christian University.

Steven W. Sansom is a founder and has been a Principal of Center Coast Capital Advisors, LP since its inception in 2007 and also serves on its Investment Committee.  Prior to joining Center Coast, from 2001 to present, Mr. Sansom was a co-founder and CEO of Green Square Capital, an independent asset management firm.  Mr. Sansom has 17 years of experience managing MLP separate accounts.  From 1993 to 2001, Mr. Sansom worked for Goldman Sachs’ Investment Management Division, where he became a Vice President in 1997 and  served on the Investment Approach Committee.  Mr. Sansom began his investment career in the Global Capital Markets Division at Merrill Lynch. Mr. Sansom holds a B.B.A in Finance with honors from Else School of Management at Millsaps College.

Darrell L. Horn is a founder and has been a Principal of Center Coast Capital Advisors, LP since its inception in 2007 and also serves on its Investment Committee.  Mr. Horn has 21 years of investing in yield-oriented assets and has ten years of experience investing in MLPs.  Prior to joining Center Coast, from 2001 to present, Mr. Horn was a co-founder and Senior Managing Director of Green Square Capital, an independent asset management firm.  Prior to that, from 1998 to 2001, Mr. Horn was a Vice President in Goldman Sachs’ Investment Management Division as well as the Fixed Income, Currency and Commodities division.  Mr. Horn began his investment career in the Institutional Equity/Fixed Income Capital Markets at SunTrust Bank.  Mr. Horn holds a M.A in Economics from Vanderbilt University and a B.S. degree in Finance from Mississippi State University.

The Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Fund Expenses

The Fund pays for its expenses out of its own assets. Expenses of each share class include the portion of the Fund's expenses and Trust expenses that are allocated among the Fund and all other funds of the Trust, allocable to that class. The Advisor or other service providers may arrange to reduce all or any portion of their fees and reimburse certain expenses of the Fund or class. Any fee reduction or expense reimbursement increases the Fund’s investment performance for the period during which the fee reduction or reimbursement is in effect. The Advisor's current contractual fee reduction or reimbursement agreement is effective through ________, 2012, but may be changed at any time with the consent of the Board. After _________, 2012, the agreement may be continued, changed or eliminated with the consent of the Board. The Advisor is entitled to recapture fees it has waived or reimbursed for a period of three years following such fee waiver or reimbursement, provided that the recapture by the Advisor will not cause the total operating expense ratio to exceed the contractual expense limit in place at the time of such fee waiver or reimbursement or as may then be in place for the Fund.

PURCHASE OF SHARES

General

This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class C Shares and Institutional Class Shares.

·	Class A Shares generally incur sales loads at the time of purchase and annual distribution/service fees.
·	Class C Shares may incur sales loads at the time of redemption and are subject to higher ongoing distribution fees and service fees.
·	Institutional Class Shares incur no sales loads or distribution/service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales loads, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution fees, service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Pricing Fund Shares

The offering price of the Fund's shares is based upon the net asset values per share (“NAV”) (plus sales charges, as applicable). The differences among the classes' NAVs reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares.

The NAV for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV for each class is determined for the Fund by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of shares outstanding in such class.

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (OTC) market in which such securities are trading, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded on NASDAQ are valued at the NASDAQ Official Closing Price produced by NASDAQ each business day. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at fair value considering prices for securities of comparable maturity, quality, and type.  Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost. The Fund values exchange-traded options at the last sales price, or, if no last sales price is available, at the last bid price.

The Fund values securities for which market quotations are not readily available, including restricted securities, by methods approved by the Board of Trustees and that the Board believes accurately reflect fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security's value or a meaningful portion of the Fund's portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the exchange on which the security principally trades and the NYSE. In such a case, the Fund’s value for a security could be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s NAVs are not calculated and on which the Fund does not effect sales and redemptions of its shares.

The Fund calculates its NAVs and effects sales and redemptions of its shares as of the close of trading on the NYSE each day the NYSE is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed, as described above. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

NYSE Holiday Schedule. The NYSE is open every weekday, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Transactions through Third Parties. Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. If you invest through a broker or other financial institution, the policies of and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Advisor may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Advisor or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Advisor may also compensate a financial institution for providing certain marketing support services, including finder’s fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution’s list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares.

Anti-Money Laundering Program. Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

How To Buy Shares

Foreside Fund Services, LLC, the Fund’s principal underwriter (the “Distributor”), acts as the Fund’s distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Advisor, Sub-Advisor or their affiliates.

How to Make Payments. Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash.

Checks. For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”), or Uniform Transfers to Minors Act (“UTMA”) accounts, the check must be made payable to “Center Coast MLP Focus Fund” or to one or more owners of the account and endorsed to “Center Coast MLP Focus Fund.” For all other accounts, the check must be made payable on its face to “Center Coast MLP Focus Fund.”

Regular Mail	Overnight Delivery
Center Coast MLP Focus Fund	Center Coast MLP Focus Fund
P.O. Box 2175	803 West Michigan Street
Milwaukee, WI 53201-2175	Milwaukee, WI 53233-2301

To prevent check fraud, the Fund will not accept Treasury checks, credit card checks, traveler's checks, starter checks, money orders, bank drafts or cashier’s checks for the purchase of shares.  Additionally, except as noted above, the Fund will not accept third party checks. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

ACH. ACH refers to the “Automated Clearing House” system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires. Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.  Please contact the Transfer Agent at (800) xxx-xxxx for wire instructions.

The Fund reserves the right to refuse any purchase request, particularly requests that could adversely affect the Fund or its operations.

The transfer agent will charge a fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

The transfer agent currently charges $15.00 for each redemption from an IRA account and $15.00 for each payment by wire.  A $15.00 fee is charged for redemption proceeds sent via overnight delivery, unless it is for Saturday delivery, in which case the fee is $20.00.  There is also a $15.00 annual maintenance fee charged on retirement accounts.

A Medallion signature guarantee must be obtained in those instances that require that a signature is guaranteed.

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund reserves the right to close your account if this information is not provided. If the Fund does not have a reasonable belief of the identity of a customer, the account will be closed or will not be allowed to perform a transaction until such information is received. The Fund also reserves the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment	Minimum Additional Investment
A Shares and C Shares
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Shares
All Accounts	$1,000,000	$100,000

No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans.  In addition, for financial institutions making investments for a group of clients, the initial or subsequent investment minimum can be met through an aggregated purchase order for more than one client.  The minimum for the Institutional Share may be waived for purchases pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals.  No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor, the Sub-Advisor or the Distributor or any of their affiliates, or the spouse, life-partner, or minor children under 21 of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by the Trust's officers.

Account Requirements

Type of Account	Requirement
Individual and Joint Accounts Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).	• Instructions must be signed by all persons required to sign exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	• Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. • The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities
•    Provide certified articles of incorporation, a government-issued business license or certificate, partnership agreement or similar document evidencing the identity and existence of the business entity.
•    Submit a secretary’s (or similar) certificate listing the person(s) authorized to open or transact business for the account.

Trusts (including corporate pension plans)	• The trust must be established before an account can be opened. • Provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial advisor. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank.

If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under the Trust’s Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Limitations on Frequent Purchases and Redemptions. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund’s policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund’s portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and does not accommodate frequent purchases or redemptions.

The Fund focuses on identifying frequent redemption transactions which may be harmful to the Fund or its shareholders. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel, restrict, or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund’s portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in such accounts may be limited.

The Fund’s investment in securities of smaller companies may make the Fund more susceptible to market timing as shareholders may try to capitalize on the market volatilities of such securities and the effect of the volatilities on the value of Fund shares.

Policy on Prohibition on Foreign Shareholders. The Fund requires that all shareholders must be a U.S. citizen or a resident alien residing in the U.S. or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Investment Procedures

To contact the Fund, please call (800) xxx-xxxx.

How to Open an Account	How to Add to Your Account
Through a Financial Advisor Contact your advisor using the method that is most convenient for you.	Through a Financial Advisor • Contact your advisor using the method that is most convenient for you.
By Check
•  Call or write us for an account application, or visit www.______________.com.
•  Complete the application (and other required documents).
•  Mail us your application (and other required documents) and a check.

Regular Mail
Center Coast MLP Focus Fund
P.O. Box 2175
Milwaukee, WI 53201-2175

Overnight Delivery
Center Coast MLP Focus Fund
803 West Michigan Street
Milwaukee, WI 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By Check
•  Fill out an investment slip from a confirmation or write us a letter (include account number and name of Fund).
•  Write your account number on your check.
•  Mail us the slip (or your letter) and the check.

By Wire • Call or write us for an account application or visit www._______________.com. • Complete the application (and other required documents).	By Wire • Call to notify us of your incoming wire. • Instruct your financial institution to wire your money to us.

•  Call us to fax the completed application (and other required documents) and we will assign you an account number.
•  Mail us your original application (and other required documents).
•  Instruct your financial institution to wire your money to us.

By ACH Payment (For Systematic Investments)
•  Complete the systematic investment section of the application.
•  Complete the Bank Information Section of the application and attach a voided check.
•  Mail us the completed application and voided check.
•  We will electronically debit the purchase amount from the financial institution account identified on your account application.

Systematic Investments. You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $100.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. A $25 fee will be imposed for any returned checks/ACH transactions.  The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

Selling Shares

The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Advisor • Contact your advisor by the method that is most convenient for you.
By Mail
•  Prepare a written request including:
•  Your name(s) and signature(s) of all listed account owners
•  Your account number
•  The Fund name and class
•  The dollar amount or number of shares you want to sell
•  How and where to send the redemption proceeds
•  Obtain a signature guarantee (if required).
•  Provide other documentation (if required).
•  Mail us your request and documentation.

Regular Mail                                                                         Overnight Delivery
Center Coast MLP Focus Fund                                          Center Coast MLP Focus Fund
P.O. Box 2175                                                                         803 West Michigan Street
Milwaukee, WI 53201-2175                                                  Milwaukee, WI 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agen
By Wire or ACH
•  Wire or ACH redemptions are only available if your redemption is for $5,000 (except for systematic withdrawals) or more and you provided bank instructions on your account application.
•  Call us with your request (unless you declined telephone redemption privileges on your account application) (See “By Telephone”). or
•  Mail us your request (See “By Mail”).

By Telephone
•  Call us with your request (unless you declined telephone redemption privileges on your account application).
•  Provide the following information:
•  Your account number
•  Exact name(s) in which the account is registered
•  Additional form of identification
•  Redemption proceeds will be:
•  Mailed to you or
•  Electronically credited to your account via ACH at the financial institution identified on your account application or
•  Sent via Federal Wire to your account at the financial institution identified on your account application ($15.00 wire fee applies).

Systematically
•  Complete the systematic withdrawal section of the application.
•  Complete the Bank Information section of the application and attach a voided check.
•  Mail us your completed and signed application.
•  Redemption proceeds will be:
•  Mailed to you or
•  Electronically credited to your account via ACH at the financial institution identified on your account application.

Wire or ACH Redemption Privileges. You may redeem your shares by wire or ACH if you completed the Bank Information section on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:
• The Fund account number;
• The name in which his or her account is registered;
• The social security or tax identification number under which the account is registered; and
• The address of the account holder, as stated in the account application form.

Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may send your redemption order to the Fund via regular or overnight delivery.

Systematic Withdrawals. You may redeem a specified amount of money from your account on a specified date monthly, quarterly, or annually. These payments are sent from your account to a designated bank account listed on your account by ACH payment. Systematic withdrawals must be for at least $50.

Medallion Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a “Medallion signature guarantee.” A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a Medallion signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

•	Written requests to redeem $100,000 or more;

•	Changes to a shareholder’s record name;

•	Redemptions from an account for which the address or account registration has changed within the last 30 days;

•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; or

•	Adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account.

The transfer agent reserves the right to require a Medallion signature guarantee on all redemptions.

Redemption Fee. The sale of Fund shares is subject to a redemption fee of 1.00% of the current NAV of shares redeemed for any sale of shares made within 90 days from the date of purchase. The fee is charged for the benefit of the Fund’s remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the earliest purchase date of shares held in the account is used to determine applicability of redemption fees. The Fund reserves the right to waive redemption fees, withdraw waivers, or otherwise modify the terms of or terminate the redemption fee in its discretion at any time, to the extent permitted by law.

There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

•	Redemptions in a deceased shareholder account if such an account is registered in the deceased’s name;

•	Redemptions in the account of a disabled individual (Disability of the shareholder is determined by the Social Security Administration). Additional documentation is required;

•	Redemptions of shares purchased through a dividend reinvestment program;

•	Redemptions pursuant to a systematic withdrawal plan;

•	Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code or a plan operating consistent with Section 403(b) of the Code;

•
Redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals;

•	Redemptions effected pursuant to an automatic non-discretionary rebalancing program offered by financial institutions; or

•	Involuntary redemptions due to low account balances.

Certain financial institutions that collect a redemption fee on behalf of the Fund may not recognize one or more of the exceptions to the redemption fee listed above. Customers purchasing shares through a financial institution should contact the institution or refer to the customer’s account agreement or plan document for information about how the redemption fee for transactions for the institution’s omnibus account or the customer’s account is treated and about the availability of the exceptions to the imposition of the redemption fee.

Small Accounts. If the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) with respect to A Shares and C Shares, the Fund may ask you to increase your balance. If, after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares and C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account’s market value. There are no minimum balance requirements for Qualified Retirement Accounts. The Fund will not assess a redemption fee on shares involuntarily redeemed due to low account balances.

In-Kind Purchases and Redemptions. The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Lost Accounts. The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost”, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the transfer agent locates you or until the cash is due to be escheated to the state, whichever comes first.

Choosing a Share Class

The Fund offers three classes of shares, each of which is designed for specific investors. Sales charges and fees may vary considerably between the Fund’s classes. You should carefully consider the differences in the fee and sales charge structures. Please review the Fee Table and Sales Charge Schedules before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between A Shares, C Shares and Institutional Shares of the Fund:

A Shares	C Shares	Institutional Shares
• Designed for retail investors	• Designed for retail investors
•  Designed for institutions (financial institutions, corporations, trusts, estates and religious and charitable organizations) investing for proprietary programs and firm discretionary accounts, corporate benefit plans, clients of the Advisor, trustees or officers of the Trust, directors, officers, employees of the Advisor, the Distributor or any of their affiliates or the spouse, life-partner, or minor children under 21 of such persons

• Initial sales charge of 5.75% or less • No initial sales charge applied to purchases of $1 million or more	• No initial sales charge	• No initial or deferred sales charge
•  Deferred sales charge of 1.00% on purchases of $1 million or more on all fund shares liquidated in whole or in part within 12 months of purchase
•  Rule 12b-1 distribution fee equal to 0.25% of the class’ average daily net assets

•  Deferred sales charge of 1.00% on purchases of fund shares liquidated in whole or in part within 12 months of purchase
•  Rule 12b-1 distribution fee equal to 1.00% of the class’ average daily net assets
•  Higher expense ratio than A Shares due to higher Rule 12b-1 distribution fee
• No Rule 12b-1 distribution/service fee • Lower expense ratio than A Shares and C Shares because no Rule 12b-1 distribution fees

Information on sales charges can be also found on the Fund’s website http://www.____________.com, or please call (800) xxx-xxxx, or consult with your financial advisor.

Sales Charge Schedule — A Shares. An initial sales charge is assessed on purchases of A Shares as follows:

	Sales Charge (Load) as % of:
Amount of Purchase	Public Offering Price	Net Asset Value(1)	Broker/Dealer Reallowance %
Less than $50,000	5.75%	6.10%	XXX%
At least $50,000 but less than $100,000	4.70%	4.99%	XXX%
At least $100,000 but less than $250,000	3.50%	3.63%	XXX%
At least $250,000 but less than $500,000	2.50%	2.56%	XXX%
At least $500,000 but less than $1,000,000	2.00%	2.04%	XXX%
$1,000,000 and greater(2)	None	0.00%	0.00%

(1)	Rounded to the nearest one-hundredth percent. Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(2)
No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% of the offering price will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.

The offering price for A Shares includes the relevant sales charge.  Normally, reallowances are paid as indicated in the previous tables.  Residual commission amounts not reallowed to financial institutions are paid to HRC Fund Associates, LLC, an affiliate of the Advisor, pursuant to a wholesaling agreement for ongoing marketing and shareholder support services to dealer platforms.

The Advisor or the Distributor pays a sales commission of up to 1.00% of the offering price of A shares to brokers that initiate and are responsible for purchases of $1 million or more as follows:

Sales Commission as % of Public Offering Price:
Aggregate Amount of Purchase(1)		Sales Commission
$1,000,000 but less than $5,000,000	1.00%
$5,000,000 but less than $10,000,000	0.75%	of the amount over $5,000,000 plus $50,000
$10,000,000 but less than $15,000,000	0.50%	of the amount over $10,000,000 plus $87,500
$15,000,000 and greater	0.25%	of the amount over $15,000,000 plus $112,500

(1)	Sales commissions will be calculated at the rate indicated in the table above based on the aggregate, not incremental, purchase amount.

Reduced Sales Charges — A Shares. You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to calculate ROA and LOI based on the financial institution’s transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sales charge under ROA, the Fund or its agent will combine the value of your current purchase with the collective value of shares of the Fund (as of the Fund’s prior business day) that were purchased previously for accounts (a) (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse, or (iv) in the name of your minor child under the age of 21, and (b) sharing the same mailing address (“Accounts”).

To be entitled to a reduced sales charge based on shares already owned, you must ask for the reduction at the time of purchase. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

•	Information or records regarding A Shares held in all accounts in your name at the transfer agent;

•	Information or records regarding A Shares held in all accounts in your name at a financial intermediary; and

•	Information or records regarding A Shares for accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s A Shares in accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI.

Elimination of Initial Sales Charges — A Shares. Certain persons may also be eligible to purchase or redeem A Shares without a sales charge. No sales charge is assessed on the reinvestment of A Shares’ distributions. No sales charge is assessed on purchases made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code;
•
Any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

•
Trustees and officers of the Trust, directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement, the spouse, life partner, or minor children under 21 of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person;

•	Any person who is reinvesting dividends or distributions; or

•	Any person purchasing $1 million or more in A Shares.

The Fund requires appropriate documentation of an investor’s eligibility to purchase or redeem A Shares without a sales charge. Any shares of the Fund so purchased may not be resold except to the Fund.

Contingent Deferred Sales Charge Schedule — A Shares and C Shares. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within twelve months of purchase for the Fund. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of C Shares that are liquidated in whole or in part within twelve months of purchase for the Fund.

To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until the redemption request is satisfied.

Waivers of CDSC. A CDSC will not be assessed on redemptions of A Shares or C Shares purchased by:

•	A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;

•
Any bank, trust company, savings institution, registered investment advisor, financial planner or financial institution on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee; or

•
Trustees and officers of the Trust, directors, officers and full-time employees of the Advisor, the Sub-Advisor, the Distributor, any of their affiliates or any organization with which the Distributor has entered into a dealer agreement, the spouse, life partner, or minor children under 21 of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person.

Rule 12b-1 Distribution Fees

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board, as compensation for the distribution-related and/or shareholder service-related services provided by such entities, an aggregate fee equal to 0.25% annually of the average daily net assets of A Shares and an aggregate fee equal to 1.00% annually of the average daily net assets of C Shares. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor or its affiliates, for any distribution or service activity.

Payments under the 12b-1 Plans are not tied exclusively to distribution or shareholder servicing expenses actually incurred by the Advisor, Distributor or others, and the payments may exceed or be less than the amount of expenses actually incurred.

To promote the sale of the Fund’s Class C shares, brokers may receive a sales commission in amounts up to 1.00% of the amount invested by their clients in the Class C shares of the Fund. To recoup these up-front payments, the Advisor or Distributor, as applicable, receives all of the 12b-1 fees during the first year. After one year, broker-dealers or financial advisors receive the entire ongoing 12b-1 fees associated with their clients’ investments. Up-front payments to broker-dealers or financial advisors are financed solely by the Advisor or the Distributor and are not financed by investors or the Fund.

Because the Fund pays distribution and/or service fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

Retirement Accounts

You may invest in Fund shares through IRA accounts sponsored by the Advisor, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

Distributions

The Fund declares distributions from net investment income monthly.  Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

Taxes

The following is a summary of certain U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire shares pursuant to this prospectus and that hold such shares as capital assets (generally, for investment).  The discussion is based upon the Code, Treasury Regulations promulgated thereunder, judicial authorities, published rulings and procedures of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund, nor does it address all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS, and no opinion has been obtained from counsel, regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below.  This summary of U.S. federal income tax consequences is for general information only.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term “U.S. Shareholder’’ means a beneficial owner of shares that, for U.S. federal income tax purposes, is one of the following:

·	an individual who is a citizen or resident of the United States;

·	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

·	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

·
a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

If a partnership (including any other entity treated as a partnership for U.S. federal income tax purposes) holds shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership.  Partners of partnerships that hold shares should consult their tax advisors.

The Fund is not and will not be eligible to elect to be treated as a regulated investment company under the Code because a regulated investment company cannot invest more than 25% of its assets in certain types of publicly traded partnerships (such as MLPs in which the Fund invests).   As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%).  In addition, as a regular corporation, the Fund may be subject to state and local income taxes by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state and local income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares.  The Fund may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.  The extent to which the Fund is required to pay U.S. federal, state or local corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on the shares.

The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes.  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its MLP interest.  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available for distribution to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets.  Any such gain will be subject to U.S. Federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such assets.  The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the assets plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in its MLP investment and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  To the extent that the Fund has a net capital loss in any tax year, the net capital loss can be carried back three taxable years and forward five taxable years to reduce the Fund’s capital gains in such years.  In the event a capital loss carryover cannot be utilized in the carryover periods, the Fund’s federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Certain of the Fund’s investment practices, such as engaging in short sales, are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the Fund to recognize income or gain without a corresponding receipt of cash, (iv) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the characterization of certain complex financial transactions.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current and accumulated earnings and profits (as determined under U.S. federal income tax principles).  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.  For taxable years beginning after December 31, 2010, dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will be taxable at ordinary income rates (i.e., up to 39.6%) unless Congressional action is taken.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year.

The Fund’s earnings and profits are generally calculated by making certain adjustments to the Fund’s taxable income.  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the Fund’s current and accumulated earnings and profits.  Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the shares will be treated as dividends for U.S. federal income tax purposes.  No assurance, however, can be given in this regard.

Special rules will apply to the calculation of the Fund’s earnings and profits.  For example, the Fund’s earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method.  This difference in treatment may, for example, result in the Fund’s earnings and profits being higher than the Fund’s taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation.  Because of the special earnings and profits rules, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund’s taxable income for such year.

U.S. Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.

Redemptions.  The Fund expects that redemptions of shares will be treated as taxable sales or exchanges.  A redemption of shares will generally be treated as a taxable sale or exchange of such shares for tax purposes, provided (a)  the redemption is not essentially equivalent to a dividend, (b)  the redemption is a substantially disproportionate redemption, (c)  the redemption is a complete redemption of a shareholder’s entire interest in the Fund, or (d)  the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the Fund.

Upon  a redemption treated as a sale or exchange, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount received in the redemption and the U.S. Shareholder’s adjusted tax basis in the shares.  A U.S. Shareholder’s adjusted tax basis in its shares may be less than the price paid for the shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).  Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010).  The deductibility of capital losses is subject to limitations under the Code.  Redemptions that do not qualify for sale or exchange treatment will be treated as described under “Distributions” above.

Beginning in 2013, taxable distributions and redemptions paid to noncorporate taxpayers will be subject to a 3.8% U.S. federal Medicare contribution tax on “net investment income” for individuals with modified adjusted gross income exceeding $200,000 ($250,000 if married and filing jointly).

UBTI.  Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares.  A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

FINANCIAL HIGHLIGHTS

Because the Fund has no commenced operations as of the date of this Prospectus, no financial information is available.

Advisor
Liberty Street Advisors, Inc.
125 Maiden Lane, 6th Floor
New York, New York 10038

Sub-Advisor
Center Coast Capital Advisors, LP
1100 Louisiana Street, Suite 4550
Houston, Texas 77002

Independent Registered Public Accounting Firm
____________
____________________
______________________________

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

 Center Coast MLP Focus Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI is available and the Fund’s annual and semi-annual reports will be available free of charge on the Fund’s website at _____________________.  You can obtain a free copy of the Fund’s SAI or the Fund’s annual and semi-annual reports (once available), request other information, or make general inquiries about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at (800) xxx-xxxx or by writing to:

Center Coast MLP Focus Fund
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233-2301

You may review and copy information including the Fund's Shareholder Reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

 (The Trust’s SEC Investment Company Act file number is 811- 21719.)

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Statement of Additional Information
_____________, 2010

CENTER COAST MLP FOCUS FUND
a series of the Investment Managers Series Trust

Class A Shares (NASDAQ), Class C Shares (NASDAQ) and
Institutional Class Shares (NASDAQ)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated ____________, 2010, as may be amended from time to time, of the Center Coast MLP Focus Fund (the “Fund”), a series of the Investment Managers Series Trust (the “Trust”).  Liberty Street Advisors, Inc. (the “Advisor”) is the advisor to the Fund.  A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or the telephone number below:

Center Coast MLP Focus Fund
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-800-xxx-xxxx

THE TRUST	2
FUND PORTFOLIO	2
MANAGEMENT OF THE FUND	11
PORTFOLIO TRANSACTIONS AND BROKERAGE	22
PORTFOLIO TURNOVER	23
PROXY VOTING POLICY	24
ANTI-MONEY LAUNDERING PROGRAM	24
PORTFOLIO HOLDINGS INFORMATION	25
DETERMINATION OF NET ASSET VALUE	26
PURCHASE AND REDEMPTION OF FUND SHARES	28
U.S. FEDERAL INCOME TAX CONSIDERATIONS	28
DIVIDENDS AND DISTRIBUTIONS	33
GENERAL INFORMATION	33
FINANCIAL STATEMENTS	35
APPENDIX “A”	36
APPENDIX “B”	43

THE TRUST

The Trust (formerly called Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust changed its name to Investment Managers Series Trust on December 3, 2007.  The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.  The Fund is a non-diversified mutual fund.

The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

FUND PORTFOLIO

Liberty Street Advisors, Inc. is the advisor to the Fund.  Center Coast Capital Advisors, LP (the “Sub-Advisor”) is the sub-advisor to the Fund.

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Master Limited Partnerships (MLPs)

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities receiving partnership taxation treatment under the Code are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership (typically a 2% general partner equity interest and additional common units and subordinated units); and in many cases is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and are entitled to receive cash distributions with respect to their units. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. The Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy sector. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their federal income tax treatment as partnerships, MLPs generally do not pay income taxes, but investors holding interests in MLPs are generally subject to tax on their shares of the MLPs’ income and gains.

Holders of MLP units are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute “control” of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

Temporary Investments - Defensive Positions

In the event that market conditions or other financial or business conditions occur which in the judgment of the Sub-Advisor could result in the long term impairment of the Fund’s assets, the Sub-Advisor may, but is not required to, implement strategies to place the portfolio in defensive posture for a period of time (a “temporary defensive period”) until, in the Sub-Advisor’s assessment, such condition has abated.  During a temporary defensive period, the Fund may make the following types of investments.

Government Obligations. The Fund may invest in short-term U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds.

Short-Term Investments. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.

In addition to purchasing certificates of deposit and bankers’ acceptances, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Sub-Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Debt Securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed, instead payments “float” relative to a reference rate, such as LIBOR.  This “floating rate” debt may pay interest at levels above or below the previous interest payment of the previous period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.  Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category.  Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier.  Please refer to Appendix A for more information about credit ratings.

Short Sales.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When the Sub-Advisor believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Exchange Traded Funds (“ETFs”). The Fund may invest in ETFs, which are investment companies whose primary objective is to achieve the same rate of return, or the inverse rate of return, as a particular market index while trading throughout the day on an exchange.  The Fund will purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.  The Fund's purchase of ETF shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of the ETFs, in addition to paying Fund expenses.  Certain risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF’s underlying assets to the index), and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at discounts from their net asset values per share (“NAVs”) and the risk that the ETFs may not be liquid.  Furthermore, there may be times when the exchange on which an ETF is listed halts trading, in which case the Fund would be unable to sell its shares of the ETF until trading is resumed.  In addition, because ETFs often invest in portfolios of common stocks and “track” designated indexes, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange Traded Notes (“ETNs”). An investment in an ETN involves risks, including possible loss of principal. An ETN is an unsecured debt security issued by a bank that is linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased.

Swap Agreements. The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Options Transactions. The Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.  Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other investment vehicles advised by the Sub-Advisor and other clients of the Sub-Advisor may be considered such a group.  Position limits may restrict a Fund’s ability to purchase or sell options on particular securities and on stock indices.  Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to a Fund.

The Fund may write “covered” calls and “covered” puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities.  In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Options on Stock Indices. The Fund may write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which a fund has not written a call option and which has not been hedged by the sale of stock index futures.

Stock Index Futures. The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made.

Over the Counter Options and Futures Transactions. The Fund may invest in options, futures, swaps and related products.  The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”.  A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Over-the-Counter (“OTC”) transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Sub-Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Borrowing

The Fund does not intend to borrow funds for investment purposes.  The Fund may, from time to time, borrow funds over the short term for working capital needs to provide liquidity for distributions or redemption requests in a timely manner so as to avoid short term trading activity that may be harmful to Fund shareholders. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may borrow for temporary purposes and/or for investment purposes subject to certain restrictions. Such a practice would result in leveraging of the Fund’s assets and could cause the Fund to liquidate portfolio positions when it would not be advantageous to do so.  Such borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.

Investment Restrictions

Fundamental Policies

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.  The Fund may not:

•
borrow money, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC (for purposes of clarity, this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements);

•	act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

•
invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in any one industry, except that this restriction will not apply to  the Fund's investments in (i) the energy infrastructure industry and the energy industry (including MLPs that concentrate in those industries), (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act);

•
purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate MLPs and real estate investment trusts (REITs);

•
make loans of money, except (i) for purchases of debt securities consistent with the investment policies of the Fund, (ii) by engaging in repurchase agreements or, (iii) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

•
purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

Non-Fundamental Policies

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Sub-Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Advisor and the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	30	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	30	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	30	None.
Interested Trustees:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	30	None.
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	30	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD [a] (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cipperman[b] (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

Each Independent Trustee receives $8,500 from the Trust for each quarterly meeting (except that the Chairperson receives $10,000 for each quarterly meeting) and $1,000 from the Trust for each telephonic meeting attended, in the discretion of the Chairperson.  The Audit Committee chairman receives an additional $1,500 for each Audit Committee meeting attended.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[1]
Independent Trustees
Charles H. Miller, Trustee	$2,000	None	None	$34,000
Ashley Toomey Rabun, Trustee and Chairperson	$2,000	None	None	$40,000
William H. Young, Trustee and Audit Committee Chair	$2,000	None	None	$40,000
[1]	Estimated annual compensation.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the various series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC has not met with respect to the Fund.

•
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time and meets at least annually.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has not met with respect to the Fund.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  The Valuation Committee has not met with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor, the Sub-Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Fund’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of the date of this SAI, no Trustees beneficially owned shares of the Fund.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control.

As of the date of this SAI, none of the Trustees and officers of the Trust owned any shares of the Fund.  Furthermore, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s distributor, Foreside Fund Services, LLC (the “Distributor”), or any affiliate of the Advisor or Distributor.

Advisor

The Advisor, Liberty Street Advisors, Inc., serves as investment advisor to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”).  Under the Advisory Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

The Advisor is a corporation organized in New York. The Advisor is privately owned with the controlling interests held by Raymond A. Hill III, Timothy Reick, Victor J. Fontana and Scott Daniels.

Sub-Advisor

Center Coast Capital Advisors, LP is the sub-advisor for the Fund.  Subject to the oversight of the Board and the Advisor, the Sub-Advisor makes decisions regarding the investment and reinvestment of the Fund’s assets.

The Sub-Advisor is a corporation organized in Texas. The Sub-Advisor is independent and privately owned with the controlling interest held by active employees, namely Dan C. Tutcher, Darrell L. Horn and Steven W. Sansom.

Fees

For services rendered by the Advisor under the Advisory Agreement, the Fund pays the Advisor a fee, payable monthly, in an annual amount equal to 1% of the Fund's average daily net assets.  The Sub-Advisor’s fee, payable monthly, is equal to 50% of the Advisor's fee, net of reductions for fees waived by the Advisor and/or expense reimbursements made by the Advisor to the Fund, if any, and certain other organizational and operational expenses, if any, that may be incurred by the Advisor for services rendered to the Fund.

Because the Fund is a newly formed fund that has yet to commence operations, the Fund has not paid any fees to the Advisor as of the date of this SAI.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) of the Fund to xxxx%, xxxx% and xxxx% of the average daily net assets for Class A Shares, Class C Shares, and Institutional Class Shares, respectively.  This agreement will remain in effect until ______________, 2012.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor so requests.  Such reimbursement may be requested from the Fund by the Advisor in the event that the total annual fund operating expenses are less than the contractual limit.  The Advisor may seek reimbursement in an amount up to the difference between the contractual limit and the total annual fund operating expenses, but in no case will the reimbursement amount exceed the total amount of fees waived or expenses paid by the Advisor and will not include any amounts previously reimbursed.  No reimbursement will cause the total annual fund operating expenses paid by the Fund to exceed the contractual limit of the Fund in place at the time the Advisor waived fees or paid Fund expenses, and such reimbursement may not be paid prior to the Fund’s payment of current operating expenses.  The Advisor may seek reimbursement for fees waived or expenses paid for a period of three years from the date the fees were waived or expenses were paid.

In addition to receiving its advisory fee from the Fund, the Advisor or Sub-Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Advisor or Sub-Advisor with assets invested in the Fund, the Advisor or Sub-Advisor will credit an amount equal to all or a portion of the fees received by the Advisor or Sub-Advisor against any investment management fee received from you.

Advisory Agreement

The Advisory Agreement dated _____________, 2010, for the Fund will remain in effect for an initial two-year period ending _____________, 2012.  The Advisory Agreement will continue from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties and obligations (each, a “disqualifying act”), the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Sub-Advisory Agreement

After its initial two-year period ending __________, 2012, the Sub-Advisory Agreement dated ________, 2010 for the Fund will continue in effect if approved annually (i) by the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that the Sub-Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in the absence of a disqualifying act.  The Sub-Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act), and is terminable without penalty on 60 days’ written notice by the Sub-Advisor, or by either a majority vote of the Fund’s shareholders or a majority vote of the Board, including a majority of the Independent Trustees.

Other Accounts Managed by the Portfolio Managers.

As of the date of this SAI, the Fund’s portfolio managers manage other accounts.  Certain information with respect to these other accounts is provided below.

Dan C. Tutcher
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	--	$0	--	$0

Robert T. Chisholm
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	--	$0	--	$0

Steven W. Sansom
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	--	$0	--	$0

 Darrell L. Horn
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	--	$0	--	$0

Material Conflicts of Interest.  Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Advisor seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the Fund, the Sub-Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a fund or other account(s) involved.

The Sub-Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation.  The portfolio managers are not directly compensated for their work with respect to the Fund; however, the Principals acting as portfolio managers are equity owners of Center Coast and therefore benefit indirectly from the revenue generated from the Sub-Advisory Agreement. Mr. Chisholm, Senior Portfolio Manager, is compensated with a base salary and is entitled to an annual bonus which is contingent on the overall profitability of Center Coast. The portfolio managers are not entitled to any deferred benefits.

Securities Owned in the Fund by the Portfolio Managers.  As of the date of this SAI, the portfolio managers did not own any of the equity securities of the Fund.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66,  Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

Because the Fund is a newly formed fund that has yet to commence operations, the Fund has not paid any fees to the Co-Administrators as of the date of this SAI.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

___________________ LLP is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Distribution Agreement

The Trust and the Advisor have entered into a Distribution Agreement (the “Distribution Agreement”) with Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME  04101, pursuant to which Foreside acts as the Fund’s distributor, provides certain administrative services and arranges for the sale of the Fund’s shares.  The offering of the Fund’s shares is continuous.  The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.  The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Sub-Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  When possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Sub-Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Sub-Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Sub-Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Sub-Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Sub-Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Sub-Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Sub-Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Sub-Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Sub-Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Sub-Advisor’s other client accounts.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Sub-Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Sub-Advisor’s target position in that particular security for the Fund and the client accounts, and cash position.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Sub-Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Sub-Advisor, subject to the Board’s continuing oversight.  The Policies require that the Sub-Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Sub-Advisor to present to the Board, at least annually, the Sub-Advisor’s Proxy Voting Policies and Procedures (“Sub-Advisor’s Proxy Policies”) and a record of each proxy voted by the Sub-Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Sub-Advisor as involving a conflict of interest.  See Appendix B for the Sub-Advisor’s Proxy Policies and Guidelines.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust’s Chief Compliance Officer (“CCO”) will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Sub-Advisor’s interests and the Fund’s interests, the Sub-Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling the Fund at (xxx) xxx-xxx and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”).  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund.  The Disclosure Policy applies to the Fund, Advisor, Sub-Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent accountants, _________________ LLP (collectively, the “Service Providers”).  Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor or Sub-Advisor to the Fund’s shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Sub-Advisor or any affiliated person of the Sub-Advisor) in connection with the disclosure of portfolio holdings information of the Fund.  The Fund’s Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been posted to the Fund’s public website.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers.  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  The Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities.  Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer and the President of the Trust.  The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

DETERMINATION OF NET ASSET VALUE

The NAV of each class of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV of a class is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to the class minus all liabilities (including accrued expenses) attributable to the class by the total number of shares in the class outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Sub-Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Sub-Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund’s fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced.  Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus.  Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

This section and the discussion in the Prospectus (see section headed “Taxation”) provide a summary of certain U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined in the Prospectus) that acquire shares pursuant to this offering and that hold such shares as capital assets (generally, for investment).  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published rulings and procedures of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund, nor does it address all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares, as well as the effects of state, local and non-U.S. tax laws.

The Fund

The Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs.  As a result, the Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%).  In addition, as a regular corporation, the Fund may be subject to state and local income taxes by reason of its investments in equity securities of MLPs.  Therefore, the Fund may have state and local income tax liabilities in multiple states, which will reduce the Fund’s cash available to make distributions on the shares. The Fund may be subject to a 20% federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.  The extent to which the Fund is required to pay U.S. federal, state, or local corporate income tax or alternative minimum tax could materially reduce the Fund’s cash available to make distributions on the shares.

Certain Fund Investments

MLP Equity Securities.  MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes.  A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay U.S. federal income tax on such dividends.  For this reason, it is said that corporate income is taxed at two levels.  An MLP is generally not subject to tax as a corporation.  An MLP is treated for U.S. federal income tax purposes as a partnership, which means no U.S. federal income tax is paid by the MLP.  A partnership’s net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership.  Each partner pays tax on its share of the partnership’s net income and net gains regardless of whether the partnership distributes cash to the partners.  Other items (such as losses, deductions and expenses) that go into determining taxable income and tax owed are passed through to the partners as well.  A cash distribution from a partnership is not itself taxable to the extent it does not exceed the distributee partner’s basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner’s basis (see description below as to how an MLP investor’s basis is calculated) in the partnership.  Partnership income is thus said to be taxed only at one level—at the partner level.

MLPs are publicly traded partnerships under the Code.  The Code generally requires publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes.  If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for U.S. federal income tax purposes.  Specifically, if a publicly traded partnership receives 90 percent or more of its income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of income described in the foregoing, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes.  Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide.  The MLPs in which the Fund will invest are expected to be treated as partnerships for tax purposes.

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP.  Accordingly, the Fund will be required to take into account the Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund.  As described above, MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the distributee partner’s basis in its MLP interest.  The Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs.  No assurance, however, can be given in this regard.  If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity security of MLPs, equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted tax basis in such assets.  Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such assets.  The amount realized by the Fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities, the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition.  The Fund’s tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP.  Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s tax basis in its MLP investments and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.  A portion of any gain or loss recognized by the Fund on a disposition of an MLP equity security (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code.  Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.  As a corporation, the Fund’s capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate.  Nevertheless, the Fund’s net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income.  Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that gain.

Any capital losses that the Fund recognizes on a disposition of an equity security of an MLP can only be used to offset capital gains that the Fund recognizes.  Any capital losses that the Fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the Fund’s capital gains in such years.  Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the Fund may expire without being utilized.

The Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP’s in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income.  Such items may increase the Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments.  The Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary versus capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses.  These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income prior to receiving corresponding amounts of cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments.  Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases.  Foreign taxes paid by the Fund will reduce the return from the Fund’s investments.  Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions.  Distributions by the Fund of cash or property in respect of the shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt.  Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction.  Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that the U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements.  Thereafter, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be taxable at ordinary income rates (i.e., up to 39.6%) unless congressional action is taken.

If the amount of a Fund distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of, and in reduction of, the U.S. Shareholder’s tax basis in the shares, and thereafter as capital gain.  Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable shares for more than one year.

U.S. Shareholders that receive distributions in shares rather than in cash will be treated for U.S. federal income tax purposes as having (i) received a cash distribution equal to the fair market value of the shares received and (ii) reinvested such amount in shares.

Redemptions.  The Fund expects that redemptions of shares will be treated as taxable sales or exchanges.  A redemption of shares will generally be treated as a taxable sale or exchange of such shares for tax purposes, provided (a)  the redemption is not essentially equivalent to a dividend, (b)  the redemption is a substantially disproportionate redemption, (c)  the redemption is a complete redemption of a shareholder’s entire interest in the Fund, or (d)  the redeeming shareholder is not a corporation and the redemption is in partial liquidation of the Fund.

Upon a redemption treated as a sale or exchange, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount received in the redemption and the U.S. Shareholder’s adjusted tax basis in the shares.  A U.S. Shareholder’s adjusted tax basis in its shares may be less than the price paid for the shares as a result of distributions by the Fund in excess of the Fund’s earnings and profits (i.e., returns of capital).  Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the shares for more than one year at the time of disposition.  Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010).  The deductibility of capital losses is subject to limitations under the Code.  Redemptions that do not qualify for sale or exchange treatment will be treated as described under “Distributions” above.

UBTI.  Under current law, an investment in shares will not generate unrelated business taxable income (“UBTI”) for tax-exempt U.S. Shareholders, provided that the tax-exempt U.S. Shareholder does not incur “acquisition indebtedness” (as defined for U.S. federal income tax purposes) with respect to the shares.  A tax-exempt U.S. Shareholder would recognize UBTI by reason of its investment in the Fund if the shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute substantially all of its net investment income as dividends to shareholders on a monthly basis.  The Fund will distribute substantially all of its net realized capital gains, if any, at least annually, typically in December.

The amount of the dividends and capital gain distributions paid by the Fund will depend on the performance of the Fund’s investments and the timing of income received from and gains realized on those investments.  The amount of such dividends and distributions is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of several series of shares of beneficial interest, par value of $0.01 per share.  The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund.  Each share represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust currently offers three classes of shares, Class A Shares, Class C Shares and Institutional Class Shares.  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor, the Sub-Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics generally permit, subject to certain conditions, personnel of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

As the Fund has recently commenced operations, there are no financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX “A”
DESCRIPTION OF SHORT-TERM RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B
Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC
Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C
The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI           The rating “CI” is reserved for income bonds on which no interest is being paid.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r
The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who’s principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L
The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

*Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B             Issues rated “B” are regarded as having only speculative capacity for timely payment.

C             This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB
As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa
Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,
B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con. (---)
Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)
When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3
This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4
This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated “aaa” are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
Preferred stocks which are rated “aa” are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
Preferred stocks which are rated “a” are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
Preferred stocks which are rated “baa” are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
Preferred stocks which are rated “ba” are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX “B”
SUB-ADVISOR’S PROXY VOTING POLICIES AND GUIDELINES

CENTER COAST CAPITAL ADVISORS, LP
PROXY VOTING POLICY

[TO BE PROVIDED.]

PART C: OTHER INFORMATION

Center Coast MLP Focus Fund

ITEM 28.              EXHIBITS

(a)          (1) Agreement and Declaration of Trust of Registrant (1)
(2) Certificate of Trust (1)
(3) Amendment to Certificate of Trust (1)
(4) Amendment to Certificate of Trust (2)
(5) Amendment to Certificate of Trust (7)
(6) Amendment to Agreement and Declaration of Trust (2)
(7) Amendment to Agreement and Declaration of Trust (4)
(8) Amendment to Agreement and Declaration of Trust (5)
(9) Certificate of Designation – Filed herewith
(b) Amended By-Laws of Registrant (5)
(c)  Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (*)
(1)  Sub-Advisor Agreement (*)
(e) Distribution Agreement (*)
(f)  Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h) Other Material Contracts
(1)  Transfer Agency Agreement (5)
(2)  Fund Accounting Agreement (5)
(3)  Co-Administration Agreement (5)
(4)  Operating Expense Agreement (*)
(i)  Legal Opinion (*)
(j)  Consent of Independent Registered Public Accounting Firm _ not applicable
(k) Not applicable
(l)  Initial Subscription Agreement (*)
(m) Rule 12b-1 Plan (*)
(n) Rule 18f-3 Plan (*)
(o) Powers of Attorney (3)
(p) Code of Ethics
(1) Code of Ethics of the Trust (8)
(2) Code of Ethics of the Advisor (6)
(3) Code of Ethics of the Sub-Advisor (*)

__________________________________________________________________
(*) To be filed.

(1) Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 67 filed with the Commission on August 14, 2009.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(8) Previously filed in Registrant’s Post-Effective Amendment No. 96 filed with the Commission on June 29, 2010.

ITEM 29.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.                      INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Pursuant to the Distribution Agreement (the “Agreement”) between the Trust and Foreside Fund Services, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (collectively “Distributor Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages, and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, or expenses and any reasonable counsel fees incurred in connection therewith) (collectively “Losses”) that any Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) the Distributor serving as distributor of the Center Coast MLP Focus Fund (the “Indemnifying Fund”) pursuant to the Agreement; (ii) the Trust’s breach of any of its obligations, representations, warranties or covenants contained in the Agreement; (iii) an Indemnifying Fund’s failure to comply with any applicable securities laws or regulations; or (iv) any claim that the registration statement, as it relates to an Indemnifying Fund, an Indemnifying Fund’s Prospectus, shareholder reports, sales literature and advertising materials or other information filed or made public by the Indemnifying Fund (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Indemnifying Fund are sold, provided, however, that the Trust’s obligation to indemnify any of the Distributor Indemnitees shall not be deemed to cover any losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, as it relates to any Indemnifying Fund, the Fund’s Prospectus, annual or interim report, or any such advertising materials or sales literature in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing and acknowledging the purpose of its use.  In no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement or by reason of its material breach of the Agreement.  Distributor acknowledges and agrees that, for purposes of the Agreement, each Indemnifying Fund’s obligations are separate and distinct from each other series of Trust, and shall not be binding upon any other series of the Trust, including the other funds, or upon any shareholder, trustee, officer, employee or agent of the Indemnifying Fund individually, but shall be binding only upon the assets and property of the applicable Indemnifying Fund.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Liberty Street Advisors, LLC

Liberty Street Advisors, LLC ("Liberty Street") is the adviser for the Center Coast MLP Focus Fund. The principal address of Liberty Street is 55 Liberty Street, New York, New York 10005.  Liberty Street is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Liberty Street is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Liberty Street.

Center Coast Capital Advisors, LP

Center Coast Capital Advisors, LP ("Center Coast") is the sub-adviser for the Center Coast MLP Focus Fund. The principal address of Center Coast is 1100 Louisiana Street, Suite 4550, Houston, Texas 77002. Center Coast is an investment adviser registered under the Investment Advisers Act of 1940. To the knowledge of Registrant none of the directors or officers of Center Coast is or has been at any time during the past two fiscal years engaged in any business, profession, vocation or employment of a substantial nature other than with Center Coast.

ITEM 32.                      PRINCIPAL UNDERWRITER

(a)	Foreside Fund Services, LLC, the Fund’s Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds	Wintergreen Fund, Inc.
American Beacon Mileage Funds	RevenueShares ETF Trust
American Beacon Select Funds	Direxion Shares ETF Trust
Henderson Global Funds	Javelin Exchange-Traded Trust
Bridgeway Funds, Inc.	AdvisorShares Trust
Century Capital Management Trust	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
Sound Shore Fund, Inc.	Old Mutual Global Shares Trust
Forum Funds	DundeeWealth Funds
Central Park Group Multi-Event Fund	U.S. One Trust
PMC Funds, Series of the Trust for Professional Managers	Turner Funds
Nomura Partners Funds, Inc.

(b)	The following are officers and directors of Foreside Fund Services, LLC, the Fund’s Principal Underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Fund
Mark S. Redman	690 Taylor Road, Suite 150	President and Manager	None
Gahanna, OH 43230
Nanette K. Chern	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Chief Compliance Officer	None

Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Director of Compliance	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

(c)	Not Applicable.

ITEM 33.                       LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, CA 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri, 64141
Registrant’s Investment Adviser	Liberty Street Advisors, Inc. 125 Maiden Lane, 6th Floor New York, NY 10038
Fund’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

The documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the Fund’s Sub-Advisor:

Records Relating to:	Are located at:
Fund’s Sub-Advisor	Center Coast Capital Advisors, LP 1100 Louisiana Street, Suite 4550 Houston, Texas 77002

ITEM 34.                       MANAGEMENT SERVICES

Not applicable

ITEM 35.                      UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 14th day of October, 2010.

INVESMENT MANAGERS SERIES TRUST

By:           /s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 14th day of October, 2010, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†	Trustee and Vice President
Eric M. Banhazl /s/ Rita Dam
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By           /s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with the Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX

Exhibit	Exhibit No.
Certificate of Designation	EX99.a.9